UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 31, 2008
HMS Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

New York	0-50194	11-3656261

(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)
401 Park Avenue South, New York, New York 10016
(Address of Principal Executive Offices, Zip Code)
Registrant’s telephone number, including area code: (212) 725-7965
Not applicable.
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Item 7.01 Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits

Signatures

Exhibit Index

Exhibit 99.1 Press Release dated October 31, 2008

Exhibit 99.2 Slide presentation from October 31, 2008 earnings conference call
EX-99.1: PRESS RELEASE
EX-99.2: SLIDE PRESENTATION

Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
     On October 31, 2008, HMS Holdings Corp. (the “Company”) issued a press release announcing its financial results for the third quarter 2008. A copy of the press release is furnished as Exhibit 99.1. As announced in the press release, the Company will host its third quarter 2008 earnings conference call on October 31, 2008 at 9 am ET. A slide presentation is furnished as Exhibit 99.2 hereto. These exhibits are incorporated herein by reference.
     In accordance with general instruction B-2 to Form 8-K, the information (including Exhibits 99.1 and 99.2 furnished herewith) in this report is “furnished” pursuant to item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure.
     The press release referenced in Item 2.02 is furnished pursuant to Item 7.01 as Exhibit 99.1. The slide presentation referenced in Item 2.02 is furnished pursuant to Item 7.01 as Exhibit 99.2 hereto.
     The filing of this current report on Form 8-K is not an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c)	Exhibits:
     These exhibits are furnished pursuant to Items 2.02 and 7.01 hereof and should not be deemed to be “filed” under the Exchange Act.

Exhibit No.	Exhibit Description
99.1	Press Release dated October 31, 2008

99.2	Slide presentation from October 31, 2008 earnings conference call

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
Date: October 31, 2008

HMS HOLDINGS CORP.
By:	/s/ Walter D. Hosp
Walter D. Hosp
Chief Financial Officer (Principal Financial Officer and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated October 31, 2008

99.2	Slide presentation from October 31, 2008 earnings conference call